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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)

          Delaware                    0-028176                  36-1433610
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)

155 North Wacker Drive, Suite 500, Chicago, Illinois          60606
      (Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, Including Area Code: 312-782-6800

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

Appointment of Interim Chief Executive Officer.

      On March 30, 2005, Lucinda M. Baier, the Company's President and Chief Operating Officer, was appointed as interim Chief Executive Officer following the death of Hugh M. Patinkin, former Chairman and Chief Executive Officer of the Company.

      Ms. Baier, 40, has been President and Chief Operating Officer of the Company since November 30, 2004. Until April 2004, Ms. Baier was actively employed at Sears, Roebuck and Co., a multiline retail company, where she spent over three years in several senior management positions, most recently as the Senior Vice President and General Manager for its Credit and Financial Products business. Prior to her employment with Sears, Roebuck and Co., Ms. Baier served in senior financial positions at major retail, chemical and defense corporations, including US Office Products, ICI PLC and General Dynamics.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      On March 30, 2005, our Board of Directors amended and restated the Company's Bylaws to separate the positions of Chairman of the Board and Chief Executive Officer. Pursuant to the Company's Second Amended and Restated Bylaws, the offices of the Chairman of the Board and Chief Executive Officer have been separated and the Chairman of the Board need not be an officer of the Company.

      The Second Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

      On March 30, 2005, the Company issued a press release announcing the death of Hugh M. Patinkin, Chairman and Chief Executive Officer of the Company and the appointments of Daniel H. Levy as interim Chairman of the Board and Lucinda M. Baier as interim Chief Executive Officer. A copy of this press release is attached hereto as Exhibit 99.1.

      On April 1, 2005, the Company issued a press release announcing the delay of its release of fourth quarter and fiscal year-end results. A copy of this press release is attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      The following exhibit is furnished herewith as noted below.

Exhibit No.  Exhibit
-----------  -------
3.1          Second Amended and Restated Bylaws of the Company, effective as of
             March 30, 2005.

99.1         Press Release dated March 30, 2005.

99.2         Press Release dated April 1, 2005.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WHITEHALL JEWELLERS, INC.
                                                   (Registrant)

                                             By: /s/ John R. Desjardins
                                                 ------------------------------
                                                    John R. Desjardins
                                                    Executive Vice President
                                                    and Chief Financial Officer

Date: April 4, 2005

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                                  EXHIBIT INDEX

            The following exhibit is furnished herewith as noted below.

Exhibit No.   Exhibit
-----------   -------
3.1           Second Amended and Restated Bylaws of the Company, effective as of
              March 30, 2005.

99.1          Press Release dated March 30, 2005.

99.2          Press Release dated April 1, 2005.